SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1
                                To Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange At of 1934

Date of Report: November 20, 2000


                             SoftQuad Software, Ltd.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)


         Delaware                        0-26327                  65-0877744
         --------                        -------                  ----------
  (State or other jurisdiction       (Commission File           (IRS Employer
         of Incorporation)               Number)                Identification
                                                                    Number)

      161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada M4P 1J5
      ---------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (416) 544-9000

         The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated December 5, 2000 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                           Filed herewith as Exhibit 99.1

(b)      Pro Forma Financial Information.

                           Filed herewith as Exhibit 99.2

(c)      Exhibits.

         2.1*     Agreement  and Plan of  Re-organization,  dated  November  15,
                  2000.
         99.1     Financial Statements of Business Acquired.
         99.2     Pro Forma Financial Information.

         * Previously filed

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOFTQUAD SOFTWARE, LTD.
(the Registrant)


By:      /s/ David R. Lewis
         -----------------------------
         David R. Lewis
         Chief Financial Officer

Dated February 7, 2001


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